                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.     ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 16, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             ---------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    July 20, 2015

2.     RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 16, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             ---------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    July 20, 2015

3.     ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 16, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or           AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting           10% Owner
Person (s)to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:      /s/ Edward S. Lampert
                                             ---------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    July 20, 2015